Two Harbors Investment Corp. Fourth Quarter 2011 Investor Presentation

1 Safe Harbor Statement Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ include, but are not limited to, higher than expected operating costs, changes in prepayment speeds of mortgages underlying our RMBS, the rates of default or decreased recovery on the mortgages underlying our non-Agency securities, failure to recover certain losses that are expected to be temporary, changes in interest rates or the availability of financing, the impact of new legislation or regulatory changes on our operations, the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process, the inability to acquire mortgage loans or securitize the mortgage loans we acquire, the inability to acquire single family residential properties at attractive prices or lease such properties on a profitable basis, the impact of new or modified government mortgage refinance or principal reduction programs, and unanticipated changes in overall market and economic conditions. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

2 Two Harbors is Well-Positioned NYSE-listed hybrid mortgage REIT investing in residential mortgage and housing sectors ▪ Total shareholder return since inception of 43%1 ▪ Thirteen-fold increase in portfolio since inception to $6.4 billion ▪ Security selection and credit analysis driven by experienced team and proprietary systems ▪ Strong focus on hedging and book value stability ▪ Targeted diversification of business model through asset securitization and single family residential properties (1) Total shareholder return calculated for the period October 29, 2009 through February 8, 2012. Total shareholder return is defined as capital gains on stock price including dividends. Source: Bloomberg as of February 8, 2012.

3 Supply and Opportunity Source: Two Harbors estimates and the Federal Reserve. $0 $400 $800 $1,200 2012 2014 2016 2018 2020 US D $B GSE - FNMA and FHLMC Projected GSE Portfolio Run-off Macro Trends  Continued “supply” will likely keep Agency spreads attractive. ― Fannie Mae and Freddie Mac are mandated to shrink their portfolios by at least 10% per year.  Attractive loss-adjusted yields in the non-Agency sector.  Current interest rate environment is attractive for the mortgage REIT model. ― The Fed has stated that they anticipate keeping the target federal funds rate low until late 2014. ― The yield curve remains steep compared to historic averages. 0.00 1.00 2.00 3.00 4.00 5.00 0 1Yr 2Yr 3Yr Fed Funds Rate Expectations

TWO’s Competitive Advantages Drive Returns Core Strengths  Capture Benefits of Hybrid Model: We seek out opportunities in Agency and non-Agency RMBS and believe this diversification allows us to better mitigate risks, including volatility in interest rates, prepayments, and credit risk.  Opportunistic: We deploy capital to opportunities we believe are the best value in the residential mortgage market.  Disciplined Asset Selection: We extensively analyze loans underlying the RMBS, including loan size, property type, maturity, prepayment characteristics and borrower credit profiles.  Hedging: We utilize sophisticated hedging strategies to manage risk. 4 Note: “TWO” means Two Harbors Investment Corp. (1) Source: Bloomberg. “PRMRITR” is the Pine River Mortgage REIT Index Total Return (PRMRITR: IND). (2) Total shareholder return calculated for the period October 29, 2009 through February 8, 2012. Total shareholder return is defined as capital gains on stock price including dividends. “Hybrid mREITs” represent the average total shareholder return of CIM, IVR and MFA. “SPXT” represents S&P 500 Total Return Index (SPXT: IND). Source: Bloomberg as of February 8, 2012, company websites and TWO’s estimates. -29% -23% -5% -2% 11% -30.0% -20.0% -10.0% 0.0% 10.0% CIM IVR MFA PRMRITR TWO Two Harbors vs. mREIT Comparables 2011 Total Shareholder Return1 Total Shareholder Return Since Inception2 43% 33% 21%

Fluid Asset Allocation Drives Performance 5 (1) ABX index represents ABX 06-2 AAA. (2) 2011 dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company’s common stock is calculated based on the closing price of the last trading day of the quarter. (3) Respective yields include inverse interest-only securities (“IIOs” or “Agency Derivatives”). (4) Net interest spread includes Agency Derivatives, cost of financing RMBS and swap interest rate spread. Opportunistic Capital Allocation1 $0.40 $0.40 $0.40 $0.40 15.3% 14.9% 18.1% 17.3% 0.0% 5.0% 10.0% 15.0% 20.0% $- $0.10 $0.20 $0.30 $0.40 $0.50 Q1-2011 Q2-2011 Q3-2011 Q4-2011 Dividend Dividend Yield Dividends2 45%45% 40%40% 50% 85% 95% 105% 115% 125% 135% 145% 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 35% 40% 45% 50% 55% 60% 65% Non-Agency Allocation ABX Price Change Annualized Yields by Portfolio3 Net Interest Spread4 Three Months Ended December 31, 2011 September 30, 2011 Agency Non- Agency Aggregate Portfolio Agency Non- Agency Aggregate Portfolio Annualized Yield 3.5% 9.7% 4.8% 4.3% 9.8% 5.5% Cost of repurchase agreements (0.4%) (2.2%) (0.6%) (0.3%) (2.1%) (0.6%) Cost of interest rate swaps (0.5%) - (0.4%) (0.8%) - (0.7%) Cost of financing (0.9%) (2.2%) (1.0%) (1.1%) (2.1%) (1.3%) Net interest spread 2.6% 7.5% 3.8% 3.2% 7.7% 4.2% 3.8% 3.9% 4.7% 4.3% 3.5% 11.4% 9.7% 8.8% 9.8% 9.7% 5.8% 5.2% 5.4% 5.5% 4.8% – 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q4-2010 Q1-2011 Q2-2011 Q3-2011 Q4-2011 Agency RMBS Non-Agency RMBS Aggregate Portfolio

Investment Portfolio 6 (1) Includes interest-only securities (“IOs”) and IIOs of $155 million as of December 31, 2011. (2) Home Equity Conversion Mortgage loans (or “HECM”) are loans that allow the homeowner to convert home equity into cash collateralized by the value of their home. Agency Bonds $5.2B (81%) Non-Agency Bonds $1.2B (19%) As of December 31, 2011 $6.4B RMBS Portfolio 30-Year Fixed $2,708 Hybrid ARMs $232 Senior $933 Mezzanine $263 IOs and IIOs1 $239 15-Year Fixed $743 Other-Fixed $346 HECM2 $940 ($ in millions)

7 Security Selection is Paramount (1) All figures and data on this slide are as of December 31, 2011. (2) Securities collateralized by loans with greater than or equal to 80% loan-to-value ratio. (3) Securities collateralized by loans of less than or equal to $175K, but more than $85K. (4) Securities collateralized by loans of less than or equal to $85K. Agency Strategy  Attractive returns with moderate leverage  Intense focus on prepayment stability aims to provide for sustainable yields  Stable cash flows make interest rate hedging more effective  Portfolio’s prepayment protection of 97% Non-Agency Strategy  Attractive loss-adjusted yields  Weighted average cost basis of $55.74  Improving underlying loan performance: Declining delinquencies, relatively stable housing prices and servicers’ actions benefiting bond holders  Potential benefit from policy actions  Minimizes downside credit risk, but retains upside optionality Portfolio Composition1 Q4-2011 Agency Portfolio Post 2006: Discount 3% $85K Max Pools4 39% Prepayment Protected 6% Post-2006: Premium & IO 3% High LTV2 4% Seasoned 10% Sub-Prime 76% Option-ARM 17% Prime 1% Alt-A 6% HECM 19% Other Low Loan Balance Pools3 16% Q4-2011 Non-Agency Portfolio

Sophisticated Risk Management Approach Hedging Funding and Liquidity  Portfolio reflects low interest rate exposure  Swaps/swaptions complement IO strategy  Optional protection still in place – reduced premium at risk 8  Long-dated repos and non-Agency facility provide stability  Maturities over 90 days represented 23% of total RMBS borrowings  Systematic monitoring of daily liquidity  Diversification with 20 repo counterparties  Interest rate swap – U.S. Treasuries position  Swaptions payoff profile allows us to benefit if rates fall, but have protection if rates rise  Profile provides for gain potential, but loss is limited to cost of purchasing the swaption and the future loss is limited to the premium at risk Swaptions Profile Notes: All data on this slide are as of December 31, 2011.  Highly detailed loan level analysis  Stress test to different housing scenarios  Credit hedges utilized on a limited basis Credit Risk

9 Attractive Returns With Lower Risk Attractive & Comparable Dividend Yield1… … With Lower Leverage2… … Less Interest Rate Exposure 3 … … And Less Prepayment Risk 4 4.2x 7.0x 4.4x 7.2x – 2.0x 4.0x 6.0x 8.0x 8.0% 21.0% 6.3% 17.4% 5.0% 11.0% 5.0% 16.9% – 10.0% 20.0% 30.0% 17.3% 15.8% – 5.0% 10.0% 15.0% 20.0% Note: All peer financial data on this slide based on available September 30, 2011 financial information as filed with the SEC. Peers include AGNC, ANH, CIM, CMO, CYS, HTS, IVR, MFA and NLY. (1) Reported fourth quarter 2011 dividend annualized, divided by closing share price as of December 31, 2011. Peer dividend data based on company press releases. (2) Debt-to-equity defined as total borrowings to fund RMBS securities and Agency derivatives divided by total equity. (3) Represents estimated percentage change in equity value for +100bps change in interest rates. Change in equity value is asset change adjusted for leverage. Data not available for CYS and CMO. (4) Represents the constant prepayment rate, or CPR, on the Agency RMBS portfolios. Data not available for CIM prior to the first quarter of 2011. Q4-2011 TWO Q4-2011 Peer Median TWO Peer Median Superior asset selection and risk management drive returns while taking on less risk. Q4-2010 Q1-2011 Q2-2011 Q3-2011 Q4-2010 Q1-2011 Q2-2011 Q3-2011 Peer Median TWO Q2-2011 Q3-2011 Q2-2011 Q3-2011 0.9% 14.5% 2.0% 16.6% 4.6% 13.6% 2.3% 6.3% – 5.0% 10.0% 15.0% 20.0% TWO Peer Weighted Average Q4-2010 Q1-2011 Q2-2011 Q3-2011 Q4-2010 Q1-2011 Q2-2011 Q3-2011 TWO Q4-2011 Dividend Yield: 17.3% TWO December 31, 2011 RMBS Leverage: 4.5x TWO December 31, 2011 Interest Rate Exposure: 2.3% TWO Q4-2011 Constant Prepayment Rate: 5.6%

10 For further information, please contact: Christine Battist Investor Relations Two Harbors Investment Corp. 612.629.2507 Christine.Battist@twoharborsinvestment.com Contact Information Anh Huynh Investor Relations Two Harbors Investment Corp. 212.364.3221 Anh.Huynh@twoharborsinvestment.com

Appendix

12 (1) Market value of IOs of $84 million and Agency Derivatives of $155 million as of December 31, 2011. Agency Securities as of December 31, 2011 Par Value ($K) Market Value ($K) % of Agency Portfolio Amortized Cost Basis ($K) Weighted Average Coupon Weighted Average Age (Months) 30-Year Mortgages ≤ 4.5% $ 1,358,296 $ 1,452,920 27.9% $ 1,441,645 4.2% 11 5.0-6.0% 1,021,033 1,123,660 21.6% 1,105,365 5.4% 27 ≥ 6.5% 114,841 131,140 2.5% 129,811 7.2% 110 $ 2,494,170 $ 2,707,720 52.0% $ 2,676,821 4.8% 23 15-Year Mortgages ≤ 4.0% $ 705,371 $ 735,945 14.1% $ 697,222 3.2% 13 ≥ 4.5% 6,342 7,429 0.1% 7,378 8.4% 182 $ 711,713 $ 743,374 14.2% $ 704,600 3.3% 15 HECM Pools $ 855,101 $ 939,738 18.0% $ 918,593 4.8% 7 Hybrid ARMs 217,942 231,679 4.5% 229,200 4.0% 87 Other-Fixed 313,555 346,387 6.7% 333,390 5.0% 52 IOs and IIOs 2,231,358 239,4981 4.6% 259,027 5.3% 67 Total1 $ 6,823,839 $ 5,208,396 100.0% $ 5,121,631 4.6% 26

Senior Bonds Mezzanine Bonds Total P&I Bonds Portfolio Characteristics Carrying Value ($K) $932,867 $262,633 $1,195,500 % of Non-Agency Portfolio 78.0% 22.0% 100.0% Average Purchase Price $55.05 $58.19 $55.74 Average Coupon 2.3% 1.3% 2.0% Collateral Attributes Average Loan Age (months) 65 83 69 Average Original Loan-to-Value 78.0% 77.4% 77.9% Avg. Original FICO1 649 639 647 Current Performance 60+ day Delinquencies 44.2% 35.2% 42.2% Average Credit Enhancement2 21.9% 31.7% 24.1% 3-Month CPR3 2.1% 3.3% 2.4% 13 Non-Agency Securities as of December 31, 2011 (1) FICO represents a mortgage industry accepted credit score of a borrower, which was developed by Fair Isaac Corporation. (2) Average credit enhancement remaining on our non-Agency RMBS portfolio, which is the average amount of protection available to absorb future credit losses due to defaults on the underlying collateral. (3) 3-Month CPR is reflective of the prepayment speed on the underlying securitization; however, it does not necessarily indicate the proceeds received on our investment tranche. Proceeds received for each security are dependent on the position of the individual security within the structure of each deal.

Non-Agency Discount Bond Example

Represents actual bond held in Two Harbors' portfolio as of the filing date of this presentation. Collateral summary and yield analysis scenarios represent the views of Two Harbors and its external manager, PRCM Advisers LLC, and are provided for illustration purposes only and may not represent all assumptions used.

Discount Subprime Senior Bond - HEAT 2006-3 2A4

Senior Bonds

A1 & A2
- Paid off -

A3
38.4%-100%
$31M Current Face
1.1 Yr WAL[1]

A4
38.4%-100%
$71M Current Face
6 Yr WAL[1]

Sub Bonds

SUBORDINATED BONDS

Absorbs the first 38.4% of losses, after depletion of ongoing excess spread (currently 4.1%).

Security Info

- Pays sequentially after the A3 is fully paid, expected to be in early 2014
- Receives protection from credit losses from the subordinate bonds and ongoing excess interest
- Pays a coupon of LIBOR + 0.31%
- Wells Fargo & SPS as servicers

Collateral Summary

- Vintages: 2005 - 68%; 2006 - 32%
- 60+ days delinquent: 33%
- "Clean" & "Almost Clean"[2]: 32%
- Severities running in the mid to high 60s
- MTM LTVs[3]: "Clean" = 106%
  Delinquent = 118%
  "12mo LIQ"[4] = 134%

Yield Analysis

- Market price at 12/31/11: $54 1/2

	Upside	Base[5]	Stressed	Severe Stress
Loss-adjusted yields	**13.7%**	**11.3%**	**10.0%**	**7.5%**
Total defaults	60%	71%	72%	76%
Average severity	62%	75%	78%	88%
Prospective deal losses	38%	53%	57%	63%
Bond recovery	100%	93%	85%	70%

(1) "WAL" is defined as weighted average life.
(2) "Clean" is defined as a borrower who has never missed a payment. "Almost Clean" is defined as a borrower who is current and has never been delinquent more than three times for a period greater than 30 days or delinquent one time for a period greater than 60 days.
(3) MTM LTV stands for mark-to-market loan-to-value.
(4) 12mo LIQ represents mark-to-market loan-to-value of loans liquated in the last twelve months.
(5) Base case model assumes a 10% decline in housing prices for the first 12 months, then increases of 2% per year for the remaining life of the bond.

TWO HARBORS

14

15 William Roth − Also serves as Fixed Income Portfolio Manager for Pine River − 31 years in mortgage securities market, including at Salomon Brothers and Citi; Managing Director in proprietary trading group managing MBS and ABS portfolios Investment Team Brad Farrell − Most recently served as Two Harbors’ Controller from 2009 to 2011 − Previously Vice President and Executive Director of Financial Reporting at GMAC ResCap from 2007 to 2009 and held financial roles at XL Capital Ltd from 2002 to 2007. Began his career with KPMG. Steven Kuhn − Also serves as Partner - Head of Fixed Income Trading of Pine River − Goldman Sachs Portfolio Manager from 2002 to 2007; 20 years investing in and trading mortgage backed securities and other fixed income securities for firms including Citadel and Cargill Thomas Siering − Also serves as Partner - Head of Fundamental Strategies of Pine River − Previously head of Value Investment Group at EBF & Associates; Partner since 1997 − 31 years of investing and management experience; commenced career at Cargill where he was a founding member of the Financial Markets Department Executive Officers Traders and Analysts − Trading team of nine traders and five analysts from top Street RMBS groups − Fourteen person Research Group − Three member funding team led by Repo Manager with 26 years of experience Chief Financial Officer Chief Executive Officer Co-Chief Investment Officers Substantial RMBS Team Two Harbors Team with Deep Securities Experience Note: Employee data as of February 1, 2011.

16 Overview of Pine River Capital Management Global multi-strategy asset management firm providing comprehensive portfolio management, transparency and liquidity to institutional and high net worth investors  Founded June 2002 with offices in New York, London, Beijing, Hong Kong, San Francisco and Minnesota  Over $6.2 billion assets under management, of which approximately $4.6 billion dedicated to mortgage strategies1 − Experienced manager of non-Agency, Agency and other mortgage related assets − Demonstrated success in achieving growth and managing scale Experienced, Cohesive Team2 Established Infrastructure  Twelve partners together for average of 10 years − Average 19 years experience  188 employees, 69 investment professionals  No senior management turnover  Historically low attrition  Strong corporate governance  Registrations: SEC/NFA (U.S.), FSA (U.K.), SFC (Hong Kong), SEBI (India) and TSEC (Taiwan)  Proprietary technology  Global footprint Minnetonka, MN • London • Beijing • Hong Kong • San Francisco • New York (1) Defined as estimated assets under management as of February 1, 2011, inclusive of Two Harbors. (2) Employee data as of February 1, 2011.